UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011
(Updating November 17, 2011 Event)

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(312) 565-5700

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     Election of Directors

On November 17, 2011, the Federal Home Loan Bank of Chicago (the “Bank”) announced that Diane M. Aigotti and Edward P. Brady had been re-elected and Owen E. Beacom had been newly elected to the Bank's Board of Directors (“Board”) and reported this information on the Bank's Form 8-K dated November 17, 2011. At the time of filing such Form 8-K, the committees of the Board to which these directors would be named for 2012 had not yet been determined and the Bank's 2012 Board of Directors Compensation Policy had not yet been approved by the Board. The Bank is filing this Form 8-K/A to report Board committee assignments for 2012 and provide an update on expected compensation for all directors, including the re-elected and newly elected directors.

Election of Chairman and Vice Chairman

On December 15, 2011, the Board elected Thomas L. Herlache to serve as Chairman and Steven F. Rosenbaum to serve as Vice Chairman of the Board for 2012-2013.

Board Committee Assignments

On December 15, 2011, the Board approved the following committee assignments for all directors for 2012:

Executive and Governance Committee

Primary Members:

Thomas L. Herlache, Chairman
Steven F. Rosenbaum, Vice Chairman
Thomas M. Goldstein
E. David Locke
William W. Sennholz

Alternate Members:

Diane M. Aigotti
Roger L. Lehmann
Michael G. Steelman

Affordable Housing Committee

Roger L. Lehmann, Chairman
Leo J. Ries, Vice Chairman
Owen E. Beacom
Edward P. Brady

Audit Committee

William W. Sennholz, Chairman
Diane M. Aigotti, Vice Chairman
Mary J. Cahillane
Arthur E. Greenbank
Steven F. Rosenbaum

Public Policy Committee

Michael G. Steelman, Chairman
E. David Locke, Vice Chairman
Edward P. Brady
Roger L. Lehmann
Gregory A. White

Personnel and Compensation Committee

Steven F. Rosenbaum, Chairman
Thomas M. Goldstein, Vice Chairman
William W. Sennholz
Gregory A. White

Risk Management Committee

Thomas M. Goldstein, Chairman
Diane M. Aigotti, Vice Chairman
Mary J. Cahillane
Arthur E. Greenbank

Operations and Technology Committee

E. David Locke, Chairman
Michael G. Steelman, Vice Chairman
Owen E. Beacom
Leo J. Ries

The Chairman of the Board is an ex officio member of all committees of the Board, as a voting member.

Director Compensation
On December 15, 2011, the Board also approved the Bank's 2012 Board of Directors Compensation Policy, which provides that all directors, including newly and re-elected directors, serving on the Bank's Board will receive compensation at the same levels provided for in the Bank's 2011 Board of Directors Compensation Policy, as discussed on page 103 in the Bank's 2010 Form 10-K.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: December 19, 2011	By: /s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel and Corporate Secretary